LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
               LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST
               (each a series of Legg Mason Tax-Free Income Fund)

                Supplement to the Legg Mason Tax-Free Income Fund
                         Prospectus dated August 1, 2006


         The following information supplements the Legg Mason Tax-Free Income Fund Prospectus dated August 1, 2006 and is applicable only to investors in Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free
Intermediate-Term Income Trust.

         To facilitate the mergers of Legg Mason Pennsylvania Tax-Free Income Trust and Legg Mason Tax-Free Intermediate-Term Income Trust (each, a "Merging Fund") into separate Legg Mason Partners Funds, which were approved by shareholders on December 20, 2006 and January 19, 2007, respectively, the Board of Trustees of Legg Mason Tax-Free Income Fund approved a change to the procedures for valuing each Merging Fund's fixed-income securities so that such securities will be valued at the mean of latest closing bid and asked prices. One requirement for effecting the mergers is that the Merging Funds and the Legg Mason Partners Funds use the same method for valuing portfolio securities. The new method of valuation is currently used by the Legg Mason Partners Funds, and the change will ensure that shareholders of each Merging Fund receive full value for their merged-fund shares. The change in valuation procedure is scheduled to take effect on March 15, 2007 and is expected to have a very small effect on the NAV of each Merging Fund.

         You may continue to redeem shares of each Merging Fund prior to the mergers (including the day of each merger), which are currently scheduled for March 16, 2007. However, the last day for purchase of shares and exchanges into a Merging Fund will be March 13, 2007.



 This supplement should be retained with your Prospectus for future reference.

                     This supplement is dated March 9, 2007.














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